MarketGrader 100 Enhanced Index Fund Class A: KHMAX Class C: KHMCX Class I: KHMIX
Summary Prospectus	January 26, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.kaizenfunds.com/private-investors/key-message-for-private-investors/. You may also obtain this information at no cost by calling 1-844-524-9366 or by sending an e-mail request to info@kaizenfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2015 as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the MarketGrader 100 Enhanced Index Fund (the “Fund”) is to seek investment results that track generally, before fees and expenses, the performance of the Kaizen MarketGrader 100 Dynamic Risk Overlay Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Your Account With The Fund - Class A Shares” on page 30 of the Statutory Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%	1.10%	1.10%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses (includes shareholder service fees of up to 0.15%)[2]	0.56%	0.56%	0.56%
Total annual fund operating expenses	1.91%	2.66%	1.66%
Fees waived and/or expenses reimbursed[3]	(0.16%)	(0.16%)	(0.16%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.75%	2.50%	1.50%

1	Class C Shares of the Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.

2	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

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The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of Class A, Class C and Class I Shares respectively. This agreement is in effect until December 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$718	$1,102
Class C Shares	$356	$811
Class I Shares	$153	$508

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class C Shares	$253	$811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of a portfolio of high performing equity securities of U.S. companies, which is hedged during periods of sustained market decline through the use of CBOE Volatility Index Futures. Under normal circumstances, the Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The equity portion of the Underlying Index generally consists of 100 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader.com Corp. (the “Index Provider”) selects the 100 stocks from the MarketGrader U.S. Coverage Universe, a universe of approximately 4,100 equity securities of publicly-traded U.S. companies that are identified by the Index Provider pursuant to a methodology based on the strength of a company’s fundamentals with respect to growth, value, profitability and cash flow. The Index Provider analyzes those four areas using publicly available information (such as SEC filings) and provides a rating for each stock. The methodology then screens such potential Index components for certain criteria regarding sector/industry diversification, minimum market capitalization and minimum liquidity (based on three-month average daily trading volume). The Index Provider’s top 100 rated companies are selected for the Underlying Index. The stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semi-annually, on the third Friday of February and August each year. When the Index Provider rebalances the Underlying Index, securities may be added to or removed from the Underlying Index. The Fund will rebalance its portfolio semi-annually to correspond to the changes made in the Underlying Index.

The Fund generally will invest in all of the equity positions that comprise the Underlying Index and those positions will be equally weighted. During periods when the hedging portion is not in use, the Fund expects to generally be invested fully in these equity positions. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index. The Index may include and the Fund may invest in securities of any market capitalization.

The strategy is enhanced by the hedging portion of the Underlying Index which is intended to reflect a hedge against fluctuations of the equity portion of the Underlying Index during periods of market decline. In order to replicate the hedging portion of the Index, the Fund employs futures contracts included in the Kaizen Dynamic Risk Overlay Index (the “Overlay”), a separate, proprietary index that reflects the use of CBOE Volatility Index® (VIX) futures contracts to hedge portfolios during bear market periods while minimizing hedging expenses during rising markets. The Overlay utilizes a proprietary model that seeks to identify periods when a hedge may be needed and activates portfolio hedging using CBOE Volatility Index® (VIX) futures contracts only during these periods. The VIX is a widely used measure of market risk that represents the market’s expectation of near term (30-day) volatility based on S&P 500 stock index option prices.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical and other conditions. The value of an equity security can decline significantly in response to these conditions.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-capitalization and mid-capitalization company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-capitalization company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. Under certain market conditions, futures contracts may become illiquid. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy obligations.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Hedging Transactions Risk. Hedging transactions involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of hedging transactions and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, opportunities for gain may be limited or that there may be losses on both parts of a transaction. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs.

CFTC and Regulation Risk. The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some which may adversely affect the Fund.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act. As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms (“NFA”), with respect to both its own operations and those of the Fund. The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund to the extent permitted by CFTC regulations and CFTC staff guidance.

Index Risk. The performance of the Fund may not exactly match the performance of the Underlying Index. The Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or the volatility of the overall stock market, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

No Operating History. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Kaizen Advisory, LLC (“Kaizen” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

The Fund’s portfolio management team is comprised of Michael Thompson, Chief Investment Officer of Kaizen, and D. Matthew Thompson, Director of Research and Trading of Kaizen. Michael Thompson and Matthew Thompson have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on December 31, 2015.

Purchase and Sale of Fund Shares

The Class A and Class C Shares will not be immediately available at the Fund’s inception.

To purchase shares of the Fund you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$10,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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